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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  Date of earliest event reported: May 25, 2005

                                    QLT INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)



  British Columbia, Canada             000-17082                     N/A
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
            -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 707-7000
                          ---------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                            -----------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     At the 2005 Annual and Special Meeting of the Shareholders of QLT Inc. held on May 25, 2005, the shareholders of QLT Inc. (the "Company") approved amendments to its Notice of Articles and the replacement of its existing Articles in entirety with new Articles.

     These amendments to the Notice of Articles and the terms of the new Articles were described in detail in the Company's Definitive Proxy Statement on
Schedule 14A as filed with the Securities and Exchange Commission on April 26, 2005. The Amended Notice of Articles and new Articles are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

     The amendments include the:

1. removal of the Pre-existing Company Provisions that apply to the Company that relate to restrictions contained in the old British Columbia Company Act and that are no longer required under the new Business Corporations Act (British Columbia);

2. deletion of the Series A First Preference Shares, Series B First Preference Shares, Series C 8% First Preference Shares, and Series D First Preference Shares from the Notice of Articles and the deletion of the rights and restrictions attached to those Series A, B, C and D shares from the Articles;

3. adoption of a new set of articles (the "New Articles") to replace the existing Articles. Included in the New Articles is the provision that the quorum for the transaction of business at a meeting of QLT's shareholders is at least two shareholders, two proxy holders representing two shareholders, or one shareholder and a proxy holder representing another shareholder entitled to vote at an annual general meeting, present in person at the beginning of the meeting and collectively holding or representing by proxy in the aggregate not less than 33 1/3% of the issued and outstanding QLT common shares;

4. amendment of the New Articles to change the majority of votes required for QLT to pass a special resolution from 3/4 to 2/3 of votes cast at a general meeting; and

5. amendment of the New Articles to change the majority of votes required for shareholders holding shares of a class or series of shares to pass a special separate resolution from 3/4 to 2/3 of votes cast at a general meeting and to amend the existing special rights and restrictions attaching to the First Preference shares to reduce the level of approval required for special resolutions from 3/4 to 2/3.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


Exhibit
Number    Description of Document
---------------------------------

3.1       Notification of Alteration of Articles of QLT Inc., May 25, 2005.
3.2       Articles of QLT Inc., May 25, 2005.


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                                    SIGNATURE

Pursuant to the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QLT INC.
                                    (Registrant)


                                    By:  /s/ Paul Hastings
                                         ---------------------------------------
                                           President and Chief Executive Officer


Dated: May 31, 2005


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                                INDEX TO EXHIBITS

Exhibit
Number   Description
-------  -----------
3.1      Notice of Alteration of Articles of QLT Inc., May 25, 2005.
3.2      Articles of QLT Inc., May 25, 2005.